UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  July 20, 2023

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 19, 2023 (the “Closing Date”), Ault Alliance, Inc., a Delaware corporation (the “Company”), along with its wholly owned subsidiaries BitNile, Inc. (“BitNile”), Third Avenue Apartments LLC (“Third Avenue”), Alliance Cloud Services, LLC (“Alliance Cloud”), Ault Aviation, LLC (“Ault Aviation” and collectively with the Company, BitNile, Third Avenue and Alliance Cloud, the “Existing Borrowers”) and BNI Montana, LLC (“BNI Montana” and together with the Existing Borrowers, the “Borrowers”), entered into a First Amendment and Joinder to Loan and Guarantee Agreement (the “Amendment”) with JGB Capital, LP, JGB Partners, LP and JGB (Cayman) Buckeye Ltd. (collectively, the “Investors”) pursuant to which the (i) Loan and Guarantee Agreement, dated November 7, 2022, entered into between the Existing Borrowers and the Investors (the “Loan Agreement”) and (ii) Security Agreement, dated November 7, 2022, entered into between JGB Collateral LLC, as collateral agent for the Investors (the “Agent”) and BitNile (the “Security Agreement”) was amended.

Pursuant to the Loan Agreement, the Existing Borrowers initially borrowed $18,888,889 and issued secured promissory notes to the Investors in the aggregate amount of $18,888,889 (collectively, the “Initial Notes”). Pursuant to the Amendment, the Borrowers, including BNI Montana who was added as a Borrower, borrowed an additional $8,833,333 (the “Additional Loan Amount”) and issued amended and restated secured promissory notes to the Investors in the aggregate amount of $24,326,222 (collectively, the “Amended Notes”; and the transaction, the “Additional Financing”). The Amended Notes reflected the total amount outstanding under the Loan Agreement after the completion of the Additional Financing.

Ault Lending, LLC, a subsidiary of the Company (“Ault Lending”), Ault & Company, Inc. (“A&C”), an affiliate of the Company, as well as Milton C. Ault, III, the Company’s Executive Chairman and the Chief Executive Officer of A&C, who agreed to act as guarantors of the Initial Notes, continue to act as guarantors of the Amended Notes.

In addition, the Borrowers and Ault Lending entered into various amended agreements as collateral for the repayment of the Amended Notes, including (i) the amended Loan Agreement, pursuant to which the Borrowers agreed to, within 30 days from the Closing Date, enter into deposit account control agreements granting the Agent a security interest in their deposit accounts, (ii) the amended Security Agreement, pursuant to which BitNile granted to the Investors a security interest in 19,389 Pro Antminers, (iii) a security agreement (the “Montana Security Agreement”), pursuant to which BNI Montana granted to the Investors and the Agent a security interest in substantially all of the assets of BNI Montana, (iv) a pledge agreement (the “Circle 8 Pledge”) by the Company and Circle 8 Holdco LLC (“Circle 8 Holdco”), a majority owned subsidiary of the Company, pursuant to which the Company and Circle 8 Holdco pledged the membership interests of Circle 8 Holdco and Circle 8 Crane Services, LLC (“Circle 8 Crane”), a wholly owned subsidiary of Circle 8 Holdco, (v) an amendment to the mortgage and security agreement (the “Florida Mortgage Amendment”) by Third Avenue on the real estate property owned by Third Avenue in St. Petersburg, Florida, and (vi) an amendment to the future advance mortgage (the “Michigan Mortgage Amendment”) by Alliance Cloud on the real estate property owned by Alliance Cloud in Dowagiac, Michigan. In addition, the Borrowers agreed to enter into an amendment to the aircraft mortgage and security agreement by Ault Aviation on a private aircraft owned by Ault Aviation within 15 days after the Closing Date.

Description of the Amended and Restated Secured Promissory Notes

The Amended Notes have a principal face amount of $24,326,222 and bear interest at 8.5% per annum, payable monthly in arrears, pursuant to the terms of the Amended Notes. The maturity date of the Amended Notes is May 7, 2024. The Amended Notes contain standard and customary events of default including, but not limited to, failure to make payments when due under the Amended Notes, failure to comply with certain covenants contained in the Amended Notes, or bankruptcy or insolvency of, or certain monetary judgments against, any the Borrowers, Ault Lending or A&C.

The Investors have the right to require the Borrowers to make an aggregate monthly payment of $750,000, which will increase to $1,132,000 on November 7, 2023 (a “Monthly Payment”) on the last business day of each month. The Borrowers may elect to pay a deferral fee of $165,000 to the Investors (each, a “Monthly Deferral”) in lieu of a Monthly Payment, which Monthly Deferral would extend the maturity date of the Amended Notes by one month, provided that the Borrowers may not elect to make a Monthly Deferral in consecutive months and may not make more than six Monthly Deferrals in total.

From and after the Closing Date, the Borrowers are obligated to pay the Agent a monthly monitoring fee equal to 0.21% of the lesser of (i) the original principal balance of the Amended Notes issued in the Additional Financing, which was $8,833,333 or (ii) the outstanding balance of the Amended Notes.

The Borrowers may prepay all or a portion of the outstanding principal and accrued but unpaid interest at any time, provided that if the Borrowers prepay all or any portion of the Amended Notes before November 7, 2023, the Borrowers are required to pay the Investors a prepayment premium equal to two percent (2.0%) of the amount being prepaid. The purchase price for the portion of the Amended and Restated Notes relating to the Additional Loan Amount was $7.5 million.

The foregoing descriptions of the Amendment (which includes the Amended Notes), the Montana Security Agreement, the Circle 8 Pledge, the Florida Mortgage Amendment and the Michigan Mortgage Amendment, do not purport to be complete and are qualified in their entirety by reference to their respective forms which are annexed hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1	Form of First Amendment and Joinder to Loan and Guarantee Agreement.

10.2	Form of Montana Security Agreement.

10.3	Form of the Circle 8 Pledge.

10.4	Form of the Florida Mortgage Amendment.

10.5	Form of the Michigan Mortgage Amendment.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: July 20, 2023	/s/ Henry Nisser
Henry Nisser President and General Counsel